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                                                                      Exhibit 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-3 (File No.'s 333-48492, 333-95311, 333-54562, 333-65428 & 333-73504) and Form S-8 (File No.'s 333-16299,
333-49939 & 333-49965).


                                         /s/ Virchow, Krause & Company, LLP


Minneapolis, Minnesota
March 20, 2002